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                                                                   Exhibit 10.37

                         AMENDED AND RESTATED AGREEMENT


      THIS AMENDED AND RESTATED AGREEMENT (the "Agreement") is made effective as of the 12th day of September, 1996 by and between Fountain Associates I, Ltd., a Florida limited partnership (the "Borrower"), Citicorp Leasing, Inc., a Delaware corporation (the "Lender') and Anchor Glass Container Corporation, a Delaware corporation ("Anchor").

      WHEREAS, Anchor is the lessee of certain property in Hillsborough County, Florida known as Anchor Place at Fountain Square (the "Property") pursuant to that certain Lease Agreement dated as of March 31, 1988 by and between Anchor and the Borrower, as modified and amended by that certain First Amendment to Lease dated as of June 16, 1992, as further modified and amended by that certain Second Amendment to Lease dated as of September 30, 1993, as further modified and amended by that certain Third Amendment to Lease dated as of February 22, 1995 and as further modified and amended by the Original Agreement (as defined below) (the "Lease"); and

      WHEREAS, the Borrower and Anchor are party to that certain Building Option Agreement dated as of March 31, 1988 (the "Option"), as modified and amended by the First Amendment to Building Option Agreement dated as of June 16, 1992 (the "Option Amendment"), as further modified and amended by that certain Agreement dated as of June 16, 1992 (the "June 16, 1992 Agreement") and as further modified and amended by the Original Agreement (the Original Agreement, together with the Option, the Option Amendment and the June 16, 1992 Agreement, the "Option Agreement"); and

      WHEREAS, effective as of June 16, 1992, the Lender purchased from First Union National Bank of Florida, successor in interest to the Federal Deposit Insurance Corporation as Receiver for Southeast Bank, N.A. a loan (the "Loan") to the Borrower which financed the Borrower's acquisition of the Property; and

      WHEREAS, the Borrower's obligation to repay the Loan is evidenced by that certain Renewal First Mortgage Note dated as of June 16, 1992, as amended (the "Note"); and

      WHEREAS, to secure the Note, the Borrower executed and delivered that certain Amended Mortgage and Security Agreement dated as of June 16, 1992 and recorded in the real estate records of Hillsborough County, Florida in Book 6643 at Page 1536 (the "Mortgage") and that certain Amended Assignment of Leases and Rents dated as of June 16, 1992 and recorded in the real estate records of Hillsborough County, Florida in Book 6643 at Page 1571; and

      WHEREAS, in connection with the purchase of the Loan, the Borrower, Anchor and the Lender entered into that certain Confirmation and Modification of Subordination, Nondisturbance and Attornment Agreement dated as of June 16, 1992 and recorded in the real estate records of Hillsborough County, Florida in Book 6643 at Page 1588 (the "Nondisturbance Agreement"); and
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      WHEREAS, the Lease, the Option Agreement and the Nondisturbance Agreement
shall be referred to herein as the "Lease Documents" and the Note, the Mortgage and the Assignment of Leases shall be referred to herein as the "Loan Documents"; and

      WHEREAS, Anchor is in default under the Lease pursuant to Section 9(a)(13) of the Lease (the "Lease Default"); and

      WHEREAS, the Borrower, the Lender and Anchor entered into that certain Agreement (the "Original Agreement") dated as of the 31st day of March, 1996 which provided for the waiver of the Lease Default through September 15, 1996; and

      WHEREAS, Anchor has requested that the Borrower waive the Lease Default through January 15, 1997 and that the Lender consent to such waiver as is required pursuant to Section 18 of the Nondisturbance Agreement; and

      WHEREAS, the Borrower has agreed to waive the Lease Default through January 15, 1997 and the Lender has consented to such waiver pursuant to the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Lender and Anchor hereby amend and restate the Original Agreement in its entirety and hereby further agree as follows:

Section 1.  Amendments to Lease and Loan Documents.

      The Lease Default is hereby waived through January 15, 1997; provided, however, that the obligation of Anchor pursuant to Section 9(b)(1) of the Lease to pay to the Lender twelve percent (12%) of the existing Citicorp indebtedness under the Note to be applied to the balance due under the Note shall be deferred until the earlier of (a) the maturity date of the Note, (b) the date of an additional default under the Lease, (c) the date the Property is purchased by Anchor or sold to a third party, or (d) the date New Financing (as defined in the June 16, 1992 Agreement) is obtained. In addition, Anchor hereby confirms its obligations under the Lease, the Option Agreement and the other Lease Documents. For purposes of calculating the amount due under the Option Agreement, the total amount of Citicorp Indebtedness (as defined in the Option Agreement) shall be such indebtedness as reduced by the amount paid to Citicorp pursuant to the proviso in the first sentence of this paragraph; provided, however, that calculation of the Residual Value Guaranty Amount (as defined in the Option Agreement) shall be eighty-eight percent (88%) of the total amount of any Citicorp Indebtedness (as defined in the Option Agreement) without reduction of the amount of such payment.


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      The Lease is hereby modified and amended to the extent necessary to provide that the Monthly Rental (as defined in the Lease) shall be increased by $25,373.40 for each of September, October, November, and December, 1996, and January, 1997.

      To the extent the Lease Default created or caused any other default under the other Lease Documents or Loan Documents, such defaults are hereby waived.

Section 2.    Conditions to Effectiveness of Agreement.

      This Agreement shall become effective as of the date hereof when, and only when, the Lender shall have received, in form and substance satisfactory to it,

      a. counterparts of this Agreement July executed by the general partner of the Borrower and Anchor;

      b. the letter agreement among Vitro S.A., the Lender and Citibank, N.A. substantially in the form of Exhibit A; and

      c. such other information, documents, instruments, approvals or opinions as the Lender or the Lender's counsel may require.

Section 3.    Representations and Warranties of the Borrower.

      The Borrower represents and warrants as follows:

      a. The Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Florida.

      b. The execution, delivery and performance by the Borrower's general partner of this Agreement, and the Loan Documents and Lease Documents, as amended hereby, are within such partner's power, have been duly authorized by all necessary corporate action and do not contravene (i) such partner's articles of incorporation or by-laws, or (ii) any law or any contractual restriction binding on or affecting such partner.

      c. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement or any of the Lease Documents and Loan Documents, as amended hereby, to which the Borrower is or will be a party.

      d. This Agreement and each of the other Lease Documents and Loan Documents, as amended hereby, to which the Borrower is a party, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.


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      e. Except as provided in Section 3(f) below, to the best of Borrower's knowledge without further inquiry, each of the representations and warranties of the Borrower set forth in Section 2.1 of the Mortgage is true and correct as of the date hereof.

Section 4.  Representations and Warranties of Anchor.

      Anchor represents and warrants as follows:

      a. Anchor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

      b. The execution, delivery and performance by Anchor of this Agreement, and the Lease Documents, as amended hereby, are within Anchor's power, have been duly authorized by all necessary corporate action and do not contravene (i) Anchor's articles of incorporation or by-laws, or (ii) any law or any contractual restriction binding on or affecting Anchor.

      c. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Anchor of this Agreement or any of the Lease Documents, as amended hereby, to which Anchor is or will be a party.

      d. This Agreement and each of the other Lease Documents, as amended hereby, to which Anchor is a party, constitute legal, valid and binding obligations of Anchor, enforceable against Anchor in accordance with their respective terms.

Section 5.  Reference to and Effect on the Loan Documents.

      a. The Borrower and Anchor hereby confirm and acknowledge that the amount due to the Lender on account of the Loan on the date hereof is $10,149,357.83 in principal indebtedness, plus accrued and unpaid interest and fees and expenses. Neither the Borrower nor Anchor has any knowledge of any challenge to the Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents.

      b. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Lease Documents or Loan Documents, nor constitute a waiver of any provision of any of the Lease Documents or Loan Documents. Except as expressly set forth herein, this Agreement shall not constitute a modification of the Lease Documents or the Loan Documents or a course of dealing with the Lender at variance with the Lease Documents or the Loan Documents such as to require further notice by the Lender to require strict compliance with the terms of the Lease Documents and the Loan Documents in the future.


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Section 6.  Costs, Expenses and Taxes.

      Anchor agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, and administration of this Agreement and the other instruments and documents to be delivered hereunder including legal fees and expenses incurred in connection with the execution and delivery of this Agreement. In addition, the Anchor shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and the other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, and agrees to save the Lender harmless from and against any and all liabilities with respect to, or resulting from any delay in paying or omission to pay, such taxes.

Section 7.  Execution in Counterparts.

      This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 8.  Governing Law.

      This Amendment shall be governed by, and construed in accordance with, the laws of Florida.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          FOUNTAIN ASSOCIATES I, LTD.,
                                          a Florida limited partnership

                                          By:   TWC Sixty, Inc., by its
                                                General Partner


                                                By: /s/ Jack Wilson
                                                   ---------------------------
                                                     Its: President
                                                         ---------------------


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                                                ANCHOR GLASS CONTAINER
                                                 CORPORATION



                                                By: /s/ Jeffrey G. Terryson
                                                   ---------------------------
                                                     Its: Vice President
                                                         ---------------------



                                                CITICORP LEASING INC.



                                                By: /s/ Edward S. Mundy
                                                   ---------------------------
                                                     Its: Vice President
                                                         ---------------------



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